UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 20, 2013

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

On June 20, 2013, Wave Systems Corp. (the “Company”) held its Annual Meeting of stockholders.  At the Annual Meeting, the stockholders voted on the following matters:

1.              The election of five directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified.  The nominees to the Board of Directors were re-elected with the following results:

DIRECTOR	FOR	WITHHELD	ABSTENTIONS AND BROKER NON-VOTES
John E. Bagalay, Jr.	15,393,258	20,989,164	57,840,812
Nolan Bushnell	24,975,442	11,406,980	57,840,812
Robert Frankenberg	27,743,015	8,639,407	57,840,812
George Gilder	27,840,694	8,541,728	57,840,812
Steven Sprague	28,541,640	7,840,782	57,840,812

2.              The ratification of the amendment to the Amended and Restated 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 19,000,000 to 24,000,000 was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
22,580,866	13,396,695	404,861	57,840,812

3.              The approval of a series of amendments to the Company’s Restated Certificate of Incorporation (the “Proposed Amendments”) to effect a reverse stock split of the Company’s Class A Common Stock and Class B Common Stock whereby, at the discretion of the Company’s Board of Directors, each outstanding 2, 3 or 4 shares of the Company’s Class A Common Stock and Class B Common Stock, respectively, would be combined into and become one share of the Company’s Class A Common Stock or Class B Common Stock, as applicable, was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
65,762,862	26,370,504	1,755,500	334,368

4.              The approval of a proposed amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue, at the discretion of the Company’s Board of Directors, from 150,000,000 to 190,000,000 was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
60,750,557	31,301,531	1,836,784	334,362

As previously disclosed in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), since proposal No. 3 above relating to the reverse stock split has been approved by the stockholders, should the Company adopt proposal No. 3, it will not effect the increase in the authorized shares of Class A Common Stock pursuant to this proposal No. 4.

5.              The results of the non-binding advisory vote regarding the compensation of the named executive officers was as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
16,078,303	19,235,419	1,068,699	57,840,813

6.              The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013 was approved by the following vote:

FOR	AGAINST	ABSTENTIONS
87,906,224	5,692,355	624,655

Item 8.01.  Other Events.

On June 10, 2013, the Company issued a press release, which is attached as Exhibit 99.1 and incorporated herin by reference, announcing that the Company has initiated an executive search for a Chief Operating Officer.

As previously disclosed in the Proxy Statement, John E. McConnaughy retired as a director at the expiration of his term at the Annual Meeting.  Robert Frankenberg, who as disclosed under Item 5.07 has been re-elected to the Company’s Board of Directors, has been appointed by the Board, effective as of June 20, 2013, to replace Mr. McConnaughy as a member of the Audit Committee of the Board.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: June 21, 2013